UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Precision BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38841	20-4206017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701

(Address of principal executive offices) (Zip Code)

(919) 314-5512

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Precision BioSciences, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, a total of 7,506,352 shares of the Company’s common stock, par value $0.000005 (the “Common Stock”), were present in person or represented by proxy, representing approximately 71% of the Common Stock outstanding as of the April 8, 2025, record date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Proxy Statement.

Item 1 – Election of two Class III directors to serve until the Company’s annual meeting of stockholders to be held in 2028 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Kevin J. Buehler	2,987,931	765,409	3,753,012
Shari Lisa Piré	2,953,557	799,783	3,753,012

Item 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
7,445,447	12,604	48,301	0

Item 3 – Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,389,745	261,406	102,189	3,753,012

Item 4 – Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes 1 YEAR	Votes 2 YEARS	Votes 3 YEARS	Votes ABSTAINED
3,405,238	173,194	89,829	85,079

Item 5 – Approval of an amendment to the Company’s Certificate of Incorporation to reflect changes in Delaware law regarding officer exculpation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
3,532,156	162,255	58,929	3,753,012

Based on the foregoing votes, Kevin J. Buehler and Shari Lisa Piré were elected as Class III directors, and Item 2, Item 3, and Item 4 were approved.

With respect to Item 4, in light of the voting results received for Item 4 and other factors, the Company’s Board of Directors (the “Board”) determined that the Company will hold an annual advisory (non-binding) vote on executive compensation until the next required vote on the frequency of the advisory (non-binding) vote on executive compensation, unless the Board determines otherwise.

With respect to Item 5, while approximately 95% of the total votes cast on Proposal 5 were in favor of the proposal, the number of shares voted in favor of the proposal did not meet the required threshold of more than 50% of all outstanding shares of the Company’s common stock as of April 8, 2025. As a result, the proposed amendment to the Company’s Certificate of Incorporation regarding officer exculpation was not approved.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date: June 3, 2025	By:	/s/ John Alexander Kelly
John Alexander Kelly
Chief Financial Officer